SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 8, 2005

(Date of Earliest Event Reported)

CATERPILLAR FINANCIAL FUNDING CORPORATION

(Exact name of registrant as specified in governing instruments)

Nevada (State or other jurisdiction of organization)	333-103949 (Commission File Number)	88-0342613 (IRS Employer Identification No.)

Greenview Plaza, 4040 S. Eastern Avenue, Suite 344, Las Vegas, NV 89119

(Address of Principal Executive Offices, including Zip Code)

(702) 735-2514

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Exhibit Index located at Page 2

Items 1 through 8 are not included because they are not applicable.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Exhibits (executed copies) — The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

		Sequentially
Exhibit		Numbered
Number	Exhibit	Page
3.1	Certificate of Trust of Caterpillar Financial Asset Trust 2005-A	4

25.1	Statement as to the Eligibility of the Indenture Trustee under the Indenture (Form T-1) with respect to Caterpillar Financial Asset Trust 2005-A	5

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EXHIBIT INDEX

Exhibit 3.1 Certificate of Trust of Caterpillar Financial Asset Trust 2005-A

Exhibit 25.1 Statement as to the Eligibility of the Indenture Trustee under the Indenture (Form T-1) with respect to Caterpillar Financial Asset Trust 2005-A

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR FINANCIAL FUNDING CORPORATION
(Registrant)

Dated: April 21, 2005

By:	/s/ James A. Duensing
Name: James A. Duensing
Title: Treasurer

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